Exhibit 10.3

FIRST LIEN TRADEMARK SECURITY AGREEMENT

FIRST LIEN TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time) (this “Agreement”), dated as of March 2, 2012, between CBI Distributing Corp., a Delaware corporation (the “Grantor”), and The Bank of New York Mellon Trust Company, N.A., as collateral agent for the Indenture Secured Parties (as hereinafter defined) (in such capacity, the “Collateral Agent”).

Reference is made to (x) the Collateral Agreement dated March 2, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Notes Security Agreement”) among Claire’s Stores, Inc., a Florida corporation (the “Issuer”), the other Pledgors (as defined below) party thereto from time to time, and the Collateral Agent, and (y) the Indenture dated as of February 28, 2012, among Claire’s Escrow II Corporation, a Delaware corporation (“Claire’s Escrow”), and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and Collateral Agent, as supplemented by the Supplemental Indenture dated March 2, 2012 among the Issuer, the Issuer’s Subsidiaries named therein and the Trustee and Collateral Agent (such agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”).

The Issuer and each other Pledgor (including the Grantor) will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and the other Noteholder Documents and each is, therefor, willing to enter into this Agreement. This Agreement is given by the Grantor in favor of the Collateral Agent for the benefit of the Indenture Secured Parties to secure the payment and performance of all of the Notes Obligations.

Accordingly the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Notes Security Agreement. The rules of construction specified in Section 1.02 of the Notes Security Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Notes Obligations, the Grantor, pursuant to the Notes Security Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Indenture Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted

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or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section l(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections l(c) and 1(d) of the Lanham Act has been filed, to the extent that, and solely during the period for which, any assignment of an “intent to use” application prior to such filing would violate the Lanham Act), and all renewals thereof, including those listed on Schedule I (the “Trademarks”);

(b) all goodwill associated with or symbolized by the Trademarks;

(c) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

(d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

SECTION 3. Notes Security Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Notes Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Notes Security Agreement, the terms and provisions of which, including without limitation, all rights, privileges, protections, benefits, immunities and indemnities provided the Collateral Agent, are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Notes Security Agreement, the terms of the Notes Security Agreement shall govern.

SECTION 4. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Grantor and the Indenture Secured Parties have caused this Agreement to be duly executed and delivered as of the date first written above.

CBI DISTRIBUTING CORP.

By:	/s/ J. Per Brodin
Name: J. Per Brodin
Title: Executive Vice President and Chief Financial Officer

[First Lien Trademark Security Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Craig A. Kaye
Name: Craig A. Kaye
Title: Vice President

[Trademark Security Agreement]

Schedule 1

Trademark Registrations

Please see attached.

Trademark Registrations

Trademark	Reg. No.	Owner	Classes	Status

…IT’S AT CLAIRE’S	3,817,929	CBI Distributing Corp.	35	Registered

C Swirl	3,512,546	CBI Distributing Corp.	4, 14, 16, 20, 26	Registered

CLAIRE	2,813,344	CBI Distributing Corp.	28	Registered

CLAIRE’S	2,978,984	CBI Distributing Corp.	16	Registered

CLAIRE’S	2,967,212	CBI Distributing Corp.	20	Registered

CLAIRE’S	2,908,861	CBI Distributing Corp.	26	Registered

CLAIRE’S	3,190,840	CBI Distributing Corp.	21	Registered

CLAIRE’S	3,190,839	CBI Distributing Corp.	35	Registered

CLAIRE’S	2,925,470	CBI Distributing Corp.	25	Registered

CLAIRE’S	1,891,172	CBI Distributing Corp.	25	Registered

CLAIRE’S	2,919,171	CBI Distributing Corp.	21	Registered

CLAIRE’S	2,951,866	CBI Distributing Corp.	3	Registered

CLAIRE’S	2,908,858	CBI Distributing Corp.	11	Registered

CLAIRE’S	2,908,859	CBI Distributing Corp.	16	Registered

CLAIRE’S	2,996,103	CBI Distributing Corp.	14	Registered

CLAIRE’S	2,908,857	CBI Distributing Corp.	9	Registered

CLAIRE’S	2,900,024	CBI Distributing Corp.	24	Registered

CLAIRE’S	2,974,652	CBI Distributing Corp.	35	Registered

CLAIRE’S	1,890,335	CBI Distributing Corp.	42	Registered

CLAIRE’S	1,925,359	CBI Distributing Corp.	14	Registered

CLAIRE’S	3,319,826	CBI Distributing Corp.	3	Registered

CLAIRE’S	1,929,317	CBI Distributing Corp.	5	Registered

CLAIRE’S ACCESSORIES	1,946,557	CBI Distributing Corp.	42	Registered

CLAIRE’S ACCESSORIES	1,956,047	CBI Distributing Corp.	42	Registered

CLAIRE’S ACCESSORIES & Design	2,294,937	CBI Distributing Corp.	35	Registered

CLAIRE’S BOUTIQUES & Design	1,514,045	CBI Distributing Corp.	42	Registered

CLAIRE’S CLUB	2,908,867	CBI Distributing Corp.	20	Registered

CLAIRE’S CLUB	2,908,191	CBI Distributing Corp.	26	Registered

CLAIRE’S CLUB	2,908,868	CBI Distributing Corp.	25	Registered

CLAIRE’S CLUB	2,908,863	CBI Distributing Corp.	9	Registered

CLAIRE’S CLUB	2,908,862	CBI Distributing Corp.	3	Registered

CLAIRE’S CLUB	3,343,775	CBI Distributing Corp.	35	Registered

CLAIRE’S CLUB	2,908,866	CBI Distributing Corp.	18	Registered

CLAIRE’S CLUB	2,908,865	CBI Distributing Corp.	14	Registered

CLAIRE’S CLUB	2,992,613	CBI Distributing Corp.	21	Registered

CLAIRE’S CLUB	2,908,864	CBI Distributing Corp.	11	Registered

CLAIRE’S ETC.	2,064,149	CBI Distributing Corp.	42	Registered

Trademark	Reg. No.	Owner	Classes	Status

CLAIRE’S ETC.	2,065,959	CBI Distributing Corp.	42	Registered

CLAIRE’S (logo)	3,602,239	CBI Distributing Corp.	35	Registered

CLAIRE’S (stylized)	2,623,039	CBI Distributing Corp.	35	Registered

ICING	3,743,653	CBI Distributing Corp.	3, 9, 14, 18, 20, 25, 26, 35	Registered

ICING BY CLAIRE’S	3,050,863	CBI Distributing Corp.	35	Registered

ICING BY CLAIRE’S	3,475,495	CBI Distributing Corp.	14	Registered

THE ICING	3,461,876	CBI Distributing Corp.	35	Registered

THE ICING	1,466,727	CBI Distributing Corp.	35	Registered

THE ICING	2,762,642	CBI Distributing Corp.	35	Registered

THE ICING ACCESSORIES & Design	2,234,841	CBI Distributing Corp.	35	Registered

SENSITIVE SOLUTIONS	1,951,435	CBI Distributing Corp.	14	Registered

WHERE GETTING READY IS HALF THE FUN	2,664,513	CBI Distributing Corp.	35	Registered

WHERE THROWING A PARTY IS ALL THE FUND	3,136,920	CBI Distributing Corp.	41	Registered

SECRET SANTA CIRCLE	4,005,371	CBI Distributing Corp.	35	Registered